EXHIBIT 10.24

NANO VIBRONIX, INC.

RESTRICTED STOCK AWARD AGREEMENT

1.                  Grant of Award. Pursuant to this restricted stock award agreement (this “Agreement”), Nano Vibronix, Inc., a Delaware corporation (the “Company”), hereby grants to

___AYTA Consulting, LLC__

(the “Contractor”)

an Award of Restricted Stock, effective as of February 21, 2014 (the “Date of Grant”). The number of shares of common stock of the Company, par value $0.001 per share (“Common Stock”), awarded under this Agreement is four hundred thousand (400,000) shares (the “Awarded Shares”).

2.                  Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

a.                   “Code” means the Internal Revenue Code of 1986, as amended.

b.                  “Termination of Service” occurs when the Contractor ceases to serve as a contractor of the Company or a subsidiary of the Company for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when the Contractor becomes an outside director or employee of the Company or vice versa.

3.                  Vesting. Except as specifically provided in this Agreement, one hundred percent (100%) of the total Awarded Shares shall vest upon (a) the Company’s initial public offering of its common stock pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or equivalent law of another jurisdiction, (b) such date as the Company becomes subject to the reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, upon consummation of a reverse merger or upon the effectiveness of a registration statement on Form 10 filed by the Company under the Exchange Act or equivalent document or (c) the merger, share exchange or consolidation of the Company (other than one in which stockholders of the Company own a majority of the voting power of the outstanding shares of the surviving or acquiring corporation) or a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of the Company.

4.                  Forfeiture of Awarded Shares. Awarded Shares that are not vested in accordance with Section 3 shall be forfeited on the later of (i) December 31, 2019, and (ii) the date of the Contractor’s Termination of Service. Upon forfeiture, all of the Contractor’s rights with respect to the forfeited Awarded Shares shall cease and terminate, without any further obligations on the part of the Company.

5.                  Restrictions on Awarded Shares. Subject to the terms of this Agreement, from the Date of Grant until the date the Awarded Shares are vested in accordance with Section 3 and are no longer subject to forfeiture in accordance with Section 4 (the “Restriction Period”), the Contractor shall not be permitted to sell, transfer, pledge, hypothecate, margin, assign, or otherwise encumber any of the Awarded Shares.

6.                  Legend. Awarded Shares electronically registered in the Contractor’s name shall note that such shares are restricted stock. If certificates for Awarded Shares are issued, the following legend shall be placed on all certificates issued representing Awarded Shares:

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Restricted Stock Award Agreement dated as of February __, 2014, by and between the Company and AYTA Consulting, LLC. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Award Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Award Agreement.”

The following legend shall be inserted on a certificate, if issued, evidencing Common Stock if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

All Awarded Shares owned by the Contractor shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

7.                  Delivery of Certificates; Registration of Shares. The Company shall deliver certificates for the Awarded Shares to the Contractor or shall register the Awarded Shares in the Contractor’s name, free of restriction under this Agreement, promptly after, and only after, the Restriction Period has expired without forfeiture pursuant to Section 4. In connection with any issuance of a certificate for Restricted Stock, the Contractor shall endorse such certificate in blank or execute a stock power in a form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

8.                  Rights of a Stockholder. Except as provided in Section 4 and Section 5 above, the Contractor shall have, with respect to his Awarded Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Any stock dividends paid with respect to Awarded Shares shall at all times be treated as Awarded Shares and shall be subject to all restrictions placed on Awarded Shares; any such stock dividends paid with respect to Awarded Shares shall vest as the Awarded Shares become vested.

9.                  Voting. The Contractor, as record holder of the Awarded Shares, has the exclusive right to vote, or consent with respect to, such Awarded Shares until such time as the Awarded Shares are transferred in accordance with this Agreement; provided, however, that this Section 9 shall not create any voting right where the holders of such Awarded Shares otherwise have no such right.

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10.              Adjustment to Number of Awarded Shares. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of the Awarded Shares, then the Company shall adjust the number of Awarded Shares so that the fair value of the Awarded Shares immediately after the transaction or event is equal to the fair value of the Awarded Shares immediately prior to the transaction or event. The Company shall determine the specific adjustments to be made under this Section 10, and its determination shall be conclusive. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject. Upon the occurrence of any such adjustment, the Company shall provide notice to the Contractor of its computation of such adjustment which shall be conclusive and shall be binding upon the Contractor.

11.              Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

12.              Contractor’s Representations. Notwithstanding any of the provisions hereof, the Contractor hereby agrees that he will not acquire any Awarded Shares, and that the Company will not be obligated to issue any Awarded Shares to the Contractor hereunder, if the issuance of such shares shall constitute a violation by the Contractor or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The rights and obligations of the Company and the rights and obligations of the Contractor are subject to all applicable laws, rules, and regulations.

13.              Investment Representations. Notwithstanding anything herein to the contrary, the Contractor hereby represents and warrants to the Company, that:

(a) The Contractor acknowledges that the Awarded Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that the Company’s reliance on an exemption from the Securities Act depends, in part, upon the truth and accuracy of the Contractor’s representations set forth herein.

(b) The Contractor is acquiring the Awarded Shares for his own account, for investment purposes only, and not with a view to the distribution, resale, or other disposition not in compliance with the Securities Act and applicable state securities laws.

(c) The Contractor is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act.

(d) The decision of the Contractor to acquire the Awarded Shares for investment has been based solely upon the evaluation made by the Contractor.

(e) The Contractor recognizes and understands that the Awarded Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement or an available exemption, he must hold such Awarded Shares indefinitely. The Contractor further acknowledges that Rule 144 promulgated under the Securities Act may not be applicable to the Awarded Shares and understands that the Company will not be obligated to make the filings and reports, or make publicly available the information, which is a condition to the availability of Rule 144. The Contractor further recognizes that the Company is under no obligation to register the Awarded Shares or to comply with any exemption from such registration. The Contractor understands that the certificates representing the Awarded Shares may carry one or more legends incorporating such restrictions.

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(f) The Contractor acknowledges that he is a sophisticated investor, having such knowledge and experience in financial and business matters as to be capable of making an informed investment decision with respect to the acquisition of the Awarded Shares and that he has the financial wherewithal to absorb the loss of any investment in the Awarded Shares.

(g) The Contractor acknowledges receipt of all information he considers necessary or appropriate for deciding and evaluating the merits and risks of his acquiring and holding the Awarded Shares. The Contractor acknowledges that he has had an opportunity to ask questions and to receive answers from the Company regarding the Awarded Shares and the business properties, prospects, and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to him or to which he had access.

(h) The Contractor acknowledges that applicable securities laws provide restrictions on the ability of stockholders to sell, transfer, assign, mortgage, hypothecate, or otherwise encumber their Awarded Shares and places certain other restrictions on the Contractor.

14.              Contractor’s Acknowledgments. The Contractor hereby accepts the Awarded Shares subject to all the terms and provisions of this Agreement. The Contractor hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Company upon any questions arising under this Agreement.

15.              Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

16.              No Right to Continue Service. Nothing herein shall be construed to confer upon the Contractor the right to continue to provide services to the Company or any subsidiary, or to interfere with or restrict in any way the right of the Company or any subsidiary to discharge the Contractor at any time.

17.              Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement, and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

18.              Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Contractor against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

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19.              Entire Agreement. This Agreement supersedes any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement and that any agreement, statement or promise that is not contained in this Agreement shall not be valid or binding or of any force or effect.

20.              Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person shall be permitted to acquire any Awarded Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

21.              Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties.

22.              Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

23.              Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

24.              Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Contractor, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a.	Notice to the Company shall be addressed and delivered as follows

Nano Vibronix, Inc.
105 Maxess Road, Suite S124
Melville, NY 11747
Attn:
Fax:

b.	Notice to the Contractor shall be addressed and delivered as set forth on the signature page.

25.              Tax Requirements. The Contractor is hereby advised to consult immediately with his own tax advisor regarding the tax consequences of this Agreement, the method and timing for filing an election to include this Agreement in income under Section 83(b) of the Code, and the tax consequences of such election. By execution of this Agreement, the Contractor agrees that if the Contractor makes such an election, the Contractor shall provide the Company with written notice of such election in accordance with the regulations promulgated under Section 83(b) of the Code. The Company or, if applicable, any subsidiary (for purposes of this Section 25, the term “Company” shall be deemed to include any applicable subsidiary), shall have the right to deduct from all amounts paid in cash or other form, any federal, state, local, or other taxes required by law to be withheld in connection with the Awarded Shares. The amount of any tax withholding due with respect to the vesting of the Awarded Shares may be made by the Contractor to the Company by (i) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) the actual delivery by the Contractor to the Company of shares of common stock of the Company (“Shares”), which Shares so delivered have an aggregate fair market value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) the actual delivery by the Contractor of a number of Awarded Shares vesting (through either physical delivery of certificates to the Company representing Awarded Shares or an instruction to the Company from the Contractor to cancel any Awarded Shares not represented by a physical certificate), which Awarded Shares so delivered have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, with the consent of the Contractor, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Contractor.

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[Remainder of Page Intentionally Left Blank.

Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Contractor, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

NANO VIBRONIX, INC.

By:	/s/ Ira Greenstein
Name:	Ira Greenstein
Title:	Chairman of the Board

CONTRACTOR:

AYTA Consulting, LLC

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Managing Member
Address:

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